UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 27, 2017
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NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)
2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)
(703) 280-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3

SIGNATURE	4
Index to Exhibits	5

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)(e) On February 27, 2017, Northrop Grumman Corporation (the “Company”) announced that Thomas E. Vice, Corporate Vice President, and President, Aerospace Systems of the Company, will retire from the Company effective August 18, 2017. He will move from his current role as Corporate Vice President and President, Aerospace Systems to the position of Corporate Vice President on April 1, 2017, to support an effective transition and other Company initiatives until his retirement from the Company. The Board of Directors has elected Janis Pamiljans, currently Vice President and General Manager, Strategic Systems, to serve as the Corporate Vice President and President, Aerospace Systems effective April 1, 2017.
The Company and Mr. Vice entered into a Transition and Retirement Agreement dated February 27, 2017 (the “Agreement”). Mr. Vice will be eligible for retirement pro rata treatment of his unvested long-term incentive grants under the Company’s long-term incentive plan, pension benefits under the Company’s retirement program, and a pro rata bonus under the Company’s 2002 incentive compensation plan, subject to the terms of the Agreement, including non-compete and non-solicitation provisions. The foregoing discussion of terms and conditions of the Agreement is qualified by reference to the full text of the Agreement, which is attached as Exhibit 10.1.
Mr. Pamiljans, age 57, who has been employed by the Company since 1987, has most recently held the position of Vice President and General Manager, Strategic Systems. Prior to this position, Mr. Pamiljans held various other positions with the Company, including Vice President and General Manager, Unmanned Systems.
A copy of the press release announcing the actions is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Board Elects Janis G. Pamiljans Corporate Vice President and President, Aerospace Systems; Thomas E. Vice to Retire”), dated February 27, 2017
Exhibit 10.1	Transition and Retirement Agreement, dated February 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary
Date: February 27, 2017

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release (“Northrop Grumman Board Elects Janis G. Pamiljans Corporate Vice President and President, Aerospace Systems; Thomas E. Vice to Retire”), dated February 27, 2017
Exhibit 10.1	Transition and Retirement Agreement, dated February 27, 2017

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